Filed pursuant to Rule 497

File no. 333-192857

Rule 482 ad

Monroe Capital Corporation Completes Public Offering Of Common Shares

CHICAGO, Ill. – April 20, 2015 – Monroe Capital Corporation (the “Company”) (NASDAQ: MRCC) announced today the completion of an underwritten public offering of 2,450,000 shares of its common stock at a public offering price of $14.85 per share, raising approximately $36.4 million in gross proceeds. The Company has granted the underwriters a 30-day option to purchase up to an additional 367,500 shares of its common stock to cover over-allotments, if any.

The Company intends to use the net proceeds from the offering to repay indebtedness, to invest in portfolio companies in accordance with its investment objectives and for other general corporate purposes. The Company will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering.

Robert W. Baird & Co. Incorporated, William Blair & Company, L.L.C., Janney Montgomery Scott LLC, and Oppenheimer & Co. Inc. served as joint book-running managers for the offering. Ladenburg Thalmann & Co. Inc., BB&T Capital Markets, a division of BB&T Securities LLC, Wunderlich Securities, Inc., MLV & Co. LLC and National Securities Corporation served as co-managers for the offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement dated April 15, 2015, and the accompanying prospectus dated May 9, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from the Prospectus Departments of any of the following investment banks: Robert W. Baird & Co. Incorporated., Attn: Prospectus Department, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 or syndicate@rwbaird.com; William Blair & Company, L.L.C., Attn: Prospectus Department, 222 West Adams Street, Chicago, Illinois 60606 or prospectus@williamblair.com; Janney Montgomery Scott LLC, Attn: Equity Capital Markets Group, 60 State Street, Boston, Massachusetts 02109 or prospectus@janney.com; or Oppenheimer & Co. Inc., Attn: Syndicate Prospectus Department, 85 Broad Street, New York, New York 10004 or EquityProspectus@opco.com.

ABOUT MONROE CAPITAL CORPORATION
Monroe Capital Corporation is a publicly-traded specialty finance company that principally invests in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments in middle-market companies. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation. The Company’s investment activities are managed by its investment adviser, Monroe Capital BDC Advisors, LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of Monroe Capital LLC. To learn more about Monroe Capital Corporation, visit www.monroebdc.com.

ABOUT MONROE CAPITAL LLC
Monroe Capital LLC is a provider of senior and junior debt and equity co-investments to middle-market companies in the U.S. and Canada. Investment types include unitranche financings, cash flow and enterprise value based loans, acquisition facilities, mezzanine debt, second lien or last-out loans and equity co-investments. Monroe Capital LLC prides itself on its flexible investment approach and its ability to close and fund transactions quickly. Monroe Capital LLC is committed to being a value-added and user-friendly partner to owners, senior management and private equity sponsors. Monroe has been recognized by Global M&A Network as the 2013 and 2014 Small Mid Market Lender of the Year and by Private Debt Investor as the 2013 Unitranche Lender of the Year and the 2014 Senior Lender of the Year. To learn more about Monroe Capital LLC, visit www.monroecap.com.

FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.

SOURCE:	Monroe Capital Corporation

Investor Contact:	Aaron D. Peck

Chief Investment Officer and Chief Financial Officer

Monroe Capital Corporation

(312) 523-2363

Email: apeck@monroecap.com

Media Contact:	Douglas Allen

BackBay Communications

(212) 520-1385 x5

Email: doug.allen@backbaycommunications.com